EARTHPORT ENTERTAINMENT LIMITED


Date of incorporation: 10 February 1999


Name on incorporation: InterPortal Limited


Company Number: 3710737


Change of Name to: efundco.com limited on 22 February 1999


Change of Name to: EarthPort Limited on 27 April 1999


Change of Name to: EarthPort Entertainment Limited on 28 May 1999

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                                  [Emblem Here]


                          CERTIFICATE OF INCORPORATION

                          OF A PRIVATE LIMITED COMPANY


                               COMPANY NO. 3710737



The Registrar of Companies for England and Wales hereby certifies that

InterPortal Limited



is this day incorporated under the Companies Act 1985 as a private company and that the company is limited.


Given at Companies House, Cardiff, the 10th February 1999


                                                                     [Seal Here]
                                                        THE OFFICIAL SEAL OF THE
                                                          REGISTRAR OF COMPANIES


                                   [LOGO HERE]
                                 COMPANIES HOUSE

                                  [Emblem Here]


                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               COMPANY NO. 3710737


The Registrar of Companies for England and Wales hereby certifies that

INTERPORTAL LIMITED


having by special resolution changed its name, is now incorporated under the name of

efundco.com limited






Given at Companies House, Cardiff, the 22nd February 1999


                                                                     [Seal Here]
                                                        THE OFFICIAL SEAL OF THE
                                                          REGISTRAR OF COMPANIES


                                  [Logo Here]
                                 COMPANIES HOUSE

                                  [Emblem Here]


                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               COMPANY NO. 3710737


The Registrar of Companies for England and Wales hereby certifies that

EFUNDCO.COM LIMITED




having by special resolution changed its name, is now incorporated under the name of

EARTHPORT LIMITED






Given at Companies House, Cardiff, the 27th April 1999

                                                                     [Seal Here]
                                                        THE OFFICIAL SEAL OF THE
                                                          REGISTRAR OF COMPANIES


                                   [Logo Here]
                                 COMPANIES HOUSE

                                  [Emblem Here]

                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               COMPANY NO. 3710737


The Registrar of Companies for England and Wales hereby certifies that

EARTHPORT LIMITED

having by special resolution changed its name, is now incorporated under the name of


EarthPort Entertainment Limited

Given at Companies House, London, the 28th May 1999




                                  /s/ S. Bashar
                                  MISS S. BASHAR
                            For The Registrar Of Companies


                                   [Logo Here]
                                 COMPANIES HOUSE